Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Annual Report of AMMO, Inc. (the “ Company”) on Form 10-K for the period ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Jared R. Smith, Chief Executive Officer (Principal Executive Officer) of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 13, 2024	By:	/s/ Jared R. Smith
	Name:	Jared R. Smith
	Title:	Chief Executive Officer (Principal Executive Officer)